UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 17, 2003


                            Immediatek, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada               0-26073         86-0881193
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)

   2435 N. Central Expressway Suite 1200, Richardson, TX     75080
   -----------------------------------------------------   ----------
        (Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code: (214) 712-7336
                                                       --------------

                             Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Immediatek, Inc. (the "Company") entered into two separate Purchase Asset Agreements with Paul Marin, an individual, and Zach Bair, an individual, to purchase certain strategic assets from these individuals to enhance the Company's business operations. It should be note, that Zach Bair, is also the President of the Immediatek, Inc.

Pursuant to the terms of the Purchase Asset Agreements, Immediatek, Inc. shall issue to Paul Marin, the sum of 7,360,000 shares, and to Zach Bair the sum of 10,741,397 shares at the par value $0.001 of its restricted common stock, under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933.

The issuance of the shares represents full payment to Paul Marin and Zach Bair for their assets. These shares will not be available for public resale without registration under applicable securities laws or exemptions from those registration requirements. Prior to Purchase Asset Agreements there were 1,898,603 Common Shares of Immediatek stock issued and outstanding. Following these Purchase Asset Agreements, there will be 20,000,000 Common Shares of Immediatek issued and outstanding. The issuance of these shares will change control of the registrant as follows:

                               Common Shares             Common Shares
                               Prior to                  After the
                               the Asset    Percent      Asset        Percent
Name          Position         Purchase     of Class(1)  Purchase   of Class(2)
------------------------------------------------------------------------------
Zach Bair(3)  President/CEO   888,200       46.7%        11,629,597    58.1%
Tim DeWitt(4) Shareholder     725,800       38.1%           725,800     3.6%
Paul Marin(5) Shareholder           0        0.0%         7,360,000    36.8%
                          -------------------------------------------------
Totals:                     1,614,000       84.8%         19,715,397   98.5%

All Executive Officers and
    Directors as a Group
    (1 persons)               888,200       46.7%          11,629,597  58.1%


1)  Percentages are based on 1,898,603 shares.
2) Percentages are based on 20,000,000 shares. This number is based on the current issued and outstanding common shares of 1,898,603 plus the issuance of 18,101,397 additional pursuant to the Asset Purchase Agreements.
3)  Business Address:  2435 N. Central Expressway Suite 1200, Richardson,
    Texas  75080.
4)  Business Address:  2435 N. Central Expressway Suite 1200, Richardson,
    Texas  75080.
5)  Business Address:  5201 Belle Chasse Lane, Frisco, Texas 75035


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 17, 2003, Immediatek, Inc. (the "Company" or "Immediatek") completed the acquisition of certain assets of Paul Marin, an individual (the "Seller"), pursuant to an Asset Purchase Agreement, dated as of March 17, 2003 (the "Purchase Agreement 2.1") and a separate acquisition of certain assets of Zach an individual (the "Seller"), pursuant to an Asset Purchase Agreement, dated as of March 17, 2003 (the "Purchase Agreement 2.2"). The assets acquired pursuant to the Purchase Agreements included each Seller's customer list, other intellectual property, website domain names, complex databases, a dedicated server, miscellaneous software, reporting software systems, a digital music library, license agreements, consumer subscription base, encoding software (the "Products"). These assets are being acquired to further enhance the Company's business operations.

Under the terms of the two Asset Purchase Agreements, the aggregate consideration payable by the Company to the first Seller is 7,360,000 shares of common stock, and to the second Seller is 10,741,397 shares for a total of restricted 18,101,397 shares to be issued. The Assets have been valued at a share conversion of $0.001, which represents the par value of the Company's shares.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and Exhibit 2.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         2.1 Asset Purchase Agreement, dated as of March 17, 2003, among Immediatek, Inc., and Paul Marin*

         2.2 Asset Purchase Agreement, dated as of March 17, 2003, among Immediatek, Inc., and Zach Bair*


-----------------------

* This filing.

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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMMEDIATEK, INC.


Date: March 20, 2003                         By: /s/ Zach Bair
                                                 ------------------------------
                                                     Zach Bair
                                                     President and
                                                     Chief Executive Officer



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